[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) LIMITED
                     MATURITY FUND

                     SEMIANNUAL REPORT o OCTOBER 31, 2002

                               [Graphic Omitted]

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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 36 for details.
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
TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements .....................................................  20
Notes to Financial Statements ............................................  28
Trustees and Officers ..................................................... 39

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    November 15, 2002

(1)Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James J. Calmas]
      James J. Calmas

For the six months ended October 31, 2002, Class A shares of the fund provided a total return of 2.35%, Class B shares 2.11%, Class C shares 2.06%, Class I shares 2.43%, Class 529A shares 2.41%, Class 529B shares 2.10%, and Class 529C shares 2.22%. These returns, which include the reinvestment of any dividends and capital gains distribution but exclude the effects of any sales charges, compare with a 3.91% return for the fund's benchmark, the Lehman Brothers One- to Three-Year Government Credit Index (the Lehman Index). The Lehman Index is an unmanaged, market-value-weighted index of U.S. government securities and publicly issued, fixed-rate, nonconvertible, investment-grade, dollar-denominated U.S. and foreign corporate debentures and secured notes that have at least one year to final maturity regardless of call features. During the same period, the average short-term investment-grade debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.43%.

Q. WHAT WAS THE DRIVING FACTOR BEHIND FUND PERFORMANCE FOR THE PAST SIX MONTHS?

A. The fund's corporate bond holdings had the greatest impact on fund performance. At the end of April, the fund held roughly 59% of its assets in corporate bonds. By the end of October, we had trimmed the fund's corporate holdings to roughly 41% of the portfolio. During the past six months, accounting scandal and fraud in some of this country's largest companies were front-page news and stocks plunged across all industries as investors lost faith in Corporate America. The corporate bond market mirrored the stock market's performance. Investment-grade bonds, even those issued by companies with clean balance sheets, became less attractive to potential buyers. There was a flight to quality as investors sold their corporate bonds in favor of the principal and interest guarantees offered by U.S. government securities.

   Throughout much of the period, the fund was overweighted in corporate bonds and underweighted in both U.S. Treasuries and U.S. government agency securities relative to the Lehman Index. As a result, the fund underperformed the index.

Q. HOW HAS THE FUND'S PORTFOLIO STRUCTURE CHANGED THROUGHOUT THE PERIOD?

A. As we trimmed the fund's allocation to corporate bonds, we increased the fund's allocations in U.S. government and government agency securities and mortgage-backed securities.

Q. WHAT CONTRIBUTED TO FUND PERFORMANCE?

A. The fund had a relatively large portion of its portfolio invested in banking, one of the few industries in the corporate sector that did well. The banks that turned in the best performance were those that had strong capital bases and had avoided major loan losses. The financial institutions we favored were strong regional European banks and high-quality U.S. banks, such as the Royal Bank of Scotland, Citibank, and Wells Fargo. Our holdings in U.S. government issues, mortgage-backed securities, and asset-backed securities also helped support fund performance. The mortgage- and asset- backed securities benefited from increased investor demand for high-quality issues.

Q. ASIDE FROM WEAK PERFORMANCE OF CORPORATE BONDS, WHAT WERE THE OTHER DETRACTORS FROM FUND PERFORMANCE?

A. The fund's holdings in telecommunications were a significant drag on performance when the accounting scandals surfaced. Unfortunately, the fund did own WorldCom bonds at that time and those were the worst-performing investments for the period. More recently, our utilities holdings have not performed well. In the wake of deregulation, many of the companies we owned had borrowed money to expand existing generating capacity and build new plants to meet an anticipated high energy demand. But energy demand fell and prices did not rise as much as many utility companies had anticipated. Therefore, many investors perceived a broad-based decline in credit quality and as a result, market values throughout the industry went down. On the plus side, we stayed away from companies in the power marketing business, which were the worst performing utilities.

Q. WHAT NEW OPPORTUNITIES DID YOU FIND?

A. Even though we reduced our corporate bond positions, we still found them attractive. Corporate bond yields were substantially higher than Treasuries, and many corporate bond issuers were actively taking steps to strengthen their balance sheets. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) We saw credit quality improving as more and more companies were buying back their debt. We believe that there may also be a possibility for capital appreciation as the economy improves and investors recognize the improvement in corporate credit quality -- although that scenario may take some time to play out.

Q. WHAT IS YOUR OUTLOOK FOR INVESTORS IN THE FUND?

A. We think that interest rates will remain relatively stable, although we do see the possibility of a cut in short-term rates by the U.S. Federal Reserve Board. Regardless of what the Federal Reserve does, we believe the fund may be able to produce a relatively stable return without some of the risks and volatility of funds that invest in longer maturity bonds.

   /s/ James J. Calmas

       James J. Calmas
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JAMES J. CALMAS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND PORTFOLIO MANAGER OF THE LIMITED MATURITY PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, AND OFFSHORE INVESTMENT PRODUCTS. HE IS A MEMBER OF THE MFS FIXED INCOME STRATEGY GROUP. JIM JOINED MFS IN 1988 AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT IN 1993, AND PORTFOLIO MANAGER IN 1998. HE IS A GRADUATE OF DARTMOUTH COLLEGE AND HOLDS AN M.B.A. DEGREE FROM THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

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FUND FACTS
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OBJECTIVE:              SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS BELIEVED
                        TO BE CONSISTENT WITH PRUDENT INVESTMENT RISK. IT'S SECONDARY OBJECTIVE SEEKS TO PROTECT SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  FEBRUARY 26, 1992

CLASS INCEPTION:        CLASS A       FEBRUARY 26, 1992
                        CLASS B       SEPTEMBER 7, 1993
                        CLASS C       JULY 1, 1994
                        CLASS I       JANUARY 2, 1997
                        CLASS 529A    JULY 31, 2002
                        CLASS 529B    JULY 31, 2002
                        CLASS 529C    JULY 31, 2002

SIZE:                   $768.8 MILLION NET ASSETS AS OF OCTOBER 31, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A
                                               6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                   +2.35%       +2.81%      +20.07%      +28.64%      +70.60%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +2.81%      + 6.29%      + 5.17%      + 5.49%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +0.24%      + 5.39%      + 4.64%      + 5.22%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                               6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                   +2.11%      + 2.17%      +17.40%      +23.67%      +58.38%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +2.17%      + 5.49%      + 4.34%      + 4.71%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         -1.73%      + 4.59%      + 4.02%      + 4.71%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                               6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                   +2.06%       +1.94%      +17.25%      +23.16%      +58.86%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +1.94%      + 5.45%      + 4.25%      + 4.74%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +0.96%      + 5.45%      + 4.25%      + 4.74%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                               6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  (No Sales Charge)                              +2.43%       +2.97%      +20.68%      +29.33%      +71.73%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  (No Sales Charge)                                --         +2.97%      + 6.47%      + 5.28%      + 5.56%
-------------------------------------------------------------------------------------------------------------

CLASS 529A
                                               6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                   +2.41%       +2.87%      +20.15%      +28.72%      +70.71%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +2.87%      + 6.31%      + 5.18%      + 5.49%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +0.30%      + 5.42%      + 4.65%      + 5.23%
-------------------------------------------------------------------------------------------------------------

CLASS 529B
                                               6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                   +2.10%       +2.56%      +19.79%      +28.34%      +70.20%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +2.56%      + 6.20%      + 5.12%      + 5.46%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         -1.32%      + 5.31%      + 4.80%      + 5.46%
-------------------------------------------------------------------------------------------------------------

CLASS 529C
                                               6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                   +2.22%       +2.68%      +19.93%      +28.49%      +70.40%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                     --         +2.68%      + 6.25%      + 5.14%      + 5.47%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                     --         +1.71%      + 6.25%      + 5.14%      + 5.47%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class 529A, 529B, and 529C shares are only available in conjunction with qualified tuition programs, such as the MFS 529
Savings Plan.

Performance for share classes initially offered after the fund's original share class (Class A) includes the performance of the fund's Class A shares for periods prior to the offering of these share classes. This blended class performance has been adjusted to take into account differences in the sales load applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses. Because these share classes have higher operating expenses than those of A, performance shown for these share classes is higher than it would have been had they been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

High Grade Corporates                             41.2%
Asset Backed                                      12.9%
Mortgage Backed                                   12.3%
Government Agency                                 11.9%
International                                      6.7%
U.S. Treasuries                                    5.2%
Cash                                               3.8%
Commercial Mortgage Backed Securities              2.8%
Residential Mortgage Backed Securities             2.2%
Emerging Markets                                   0.9%
High Yield Corporates                              0.1%

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2002

Bonds - 97.0%
-----------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)              VALUE
-----------------------------------------------------------------------------------------------------------
U.S. Bonds - 85.2%
  Advertising & Broadcasting - 1.6%
    Clear Channel Communications, 7.25s, 2003                                    $ 2,545       $  2,594,157
    Clear Channel Communications, 7.875s, 2005                                     2,355          2,496,041
    Cox Communications, Inc., 7.5s, 2004#                                          3,978          4,087,351
    Reed Elsevier Capital, Inc., 6.125s, 2006                                      2,813          3,037,685
                                                                                               ------------
                                                                                               $ 12,215,234
-----------------------------------------------------------------------------------------------------------
  Aerospace - 0.5%
    Northrop Grumman Corp., 7s, 2006                                             $ 3,385       $  3,714,763
-----------------------------------------------------------------------------------------------------------
  Airlines - 0.1%
    Delta Air Lines, Inc., 7.379s, 2010                                          $   884       $    800,477
-----------------------------------------------------------------------------------------------------------
  Automotive - 1.7%
    DaimlerChrysler NA Holding Corp., 7.125s, 2003                               $ 1,920       $  1,948,789
    DaimlerChrysler NA Holding Corp., 7.4s, 2005                                   2,050          2,181,325
    Hyundai Auto Receivables Trust, 2.8s, 2007                                     6,900          6,913,800
    TRW, Inc., 6.625s, 2004                                                        2,285          2,359,077
                                                                                               ------------
                                                                                               $ 13,402,991
-----------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.0%
    Associates Corp. North America, 5.8s, 2004                                   $ 2,710       $  2,847,527
    Bank of America Corp., 9.2s, 2003                                              1,240          1,288,661
    Commercial Credit Co., 7.875s, 2004                                            3,189          3,467,901
    Credit Suisse First Bank of America, Inc., 5.875s, 2006                        4,790          4,995,395
    Dime Bancorp, Inc., 9s, 2002                                                   4,550          4,585,231
    NationsBank-Texax, 9.5s, 2004                                                  1,500          1,667,589
    Summit Bancorp, 8.625s, 2002                                                     935            940,764
    Wamu Mortgage Certificate, 4.58s, 2032                                         4,249          4,210,493
    Wamu Mortgage Certificate, 5.51s, 2032                                         1,895          1,911,091
    Wells Fargo Co., 7.2s, 2003                                                    1,987          2,039,874
    Wells Fargo Co., 7.8s, 2010                                                    2,543          2,838,817
                                                                                               ------------
                                                                                               $ 30,793,343
-----------------------------------------------------------------------------------------------------------
  Brokerage - 1.4%
    Lehman Brothers Holdings, Inc., 6.25s, 2003                                  $ 5,057       $  5,138,023
    Morgan Stanley Dean Witter Discover, 7.125s, 2003                              4,331          4,374,622
    Morgan Stanley Dean Witter Discover, 5.8s, 2007                                1,235          1,321,586
                                                                                               ------------
                                                                                               $ 10,834,231
-----------------------------------------------------------------------------------------------------------
  Cellular Phones - 0.5%
    AT&T Corp., 6.5s, 2006                                                       $ 3,590       $  3,590,000
-----------------------------------------------------------------------------------------------------------
  Chemicals - 0.8%
    Dow Chemical Co., 5.25s, 2004                                                $ 2,250       $  2,290,466
    Praxair, Inc., 6.75s, 2003                                                     3,980          4,036,118
                                                                                               ------------
                                                                                               $  6,326,584
-----------------------------------------------------------------------------------------------------------
  Consumer Cyclical - 0.4%
    Cendant Corp., 6.875s, 2006                                                  $ 2,700       $  2,686,500
-----------------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Tenneco Packaging, Inc., 7.2s, 2005                                          $ 2,640       $  2,893,841
-----------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 16.9%
    Americredit Automobile Receivable Trust, 5.37s, 2008                         $ 2,900       $  3,062,212
    Banamex Credit Card Merchant Voucher, 6.25s, 2003#                             2,043          2,048,259
    California Infrastructure, 6.19s, 2005                                         2,074          2,113,269
    Capital One Auto Finance Trust, 4.79s, 2009                                    4,017          4,257,124
    Caterpillar Financial Asset Trust, 3.15s, 2008                                 6,400          6,498,815
    Centex Home Equity, 5.93s, 2025                                                1,500          1,546,322
    Certificates Funding Corp., 6.716s, 2004                                       3,123          3,371,677
    CIT Home Equity Loan Trust, 4.57s, 2023                                        2,475          2,517,009
    Citibank Credit Card Issuance Trust, 6.65s, 2008                               1,725          1,872,785
    CNH Equipment Test, 2.053s, 2006                                               6,605          6,605,000
    CNH Equipment Test, 4.3s, 2008                                                 2,068          2,099,418
    Commerce 2000, 2.563s, 2003                                                      865            862,013
    Commercial Mortgage Acceptance Corp., 5.8s, 2030                                 140            148,098
    Continental Airlines Co., 2.2s, 2011                                           2,500          2,500,125
    CPS Auto Receivables Trust, 3.5s, 2009#                                        1,175          1,178,668
    DaimlerChrysler Auto Trust, 4.21s, 2005                                        4,145          4,240,954
    Discover Card Master Trust I, 5.85s, 2006                                      2,124          2,186,297
    DLJ Commercial Mortgage Corp., 0.91s, 2005 (Interest Only)                    28,200            571,112
    Fleet Credit Card Master Trust II, 2.023s, 2007                                1,305          1,309,882
    General Motors Acceptance Corp., 3.898s, 2013                                    719            720,311
    Green Tree Financial Corp., 6.91s, 2028                                           35             34,721
    Greenpoint Manufactured Housing, 6.26s, 2015                                   1,189          1,208,122
    GSR Mortgage Loan Trust, 6.06s, 2030                                           1,970          2,086,585
    GSR Mortgage Loan Trust, 3.322s, 2032                                          4,400          4,400,000
    GSR Mortgage Loan Trust, 4.018s, 2032                                          4,930          4,971,597
    Holmes Financing PLC, 1.965s, 2015                                             1,000            999,346
    Household Home Equity Loan Trust, 2.28s, 2012                                  4,741          4,740,518
    Household Private Label Credit Card, 2.253s, 2008                              3,250          3,249,534
    Ikon Receivables Funding LLC, 3.9s, 2006                                       4,920          5,024,061
    Indymac, Inc., 5.35s, 2026                                                     1,500          1,560,351
    J.P. Morgan Commercial Mortgage Finance Corp.,
      6.533s, 2030                                                                 1,250          1,340,354
    J.P. Morgan Commercial Mortgage Finance Corp.,
      7.325s, 2031                                                                 1,147          1,263,900
    MBNA Master Credit Card Trust II, 5.25s, 2006                                  1,000          1,030,959
    Merrill Lynch Mortgage Investors, Inc., 5.65s, 2030                            2,566          2,690,987
    MFN Automobile Receivables Trust, 5.07s, 2007#                                 1,036          1,050,355
    Morgan Stanley Dean Witter Capital, 2.75s, 2013#                               1,488          1,488,340
    Morgan Stanley Dean Witter Capital, 3.32s, 2013#                                 796            796,832
    Morgan Stanley Group, Inc., 6.01s, 2030                                          924            994,116
    Nationslink Funding Corp., 0.68s, 2023                                        42,572          1,373,609
    Pemex Finance Ltd., 5.72s, 2003                                                1,855          1,893,302
    Permanent Financing PLC, 4.2s, 2007                                            5,500          5,700,234
    Providian Home Equity Loan Trust, 2.12s, 2025                                    361            361,286
    Providian Master Trust, 6.25s, 2007                                            2,480          2,483,248
    PSE&G Transition Funding LLC, 5.74s, 2007                                      3,088          3,226,147
    Residential Asset Security Corp., 5.345s, 2020                                 3,225          3,242,994
    Residential Asset Security Corp., 7.735s, 2025                                   506            512,493
    Student Loan Marketing Association, 5.25s, 2006                                6,500          7,026,754
    Student Loan Trust, 2.288s, 2009                                                 788            791,842
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                               750            784,219
    TIAA-CREF Retail Commercial Mortgage Trust, 7.17s, 2032#                       3,656          4,028,911
    Triad Auto Receivables Trust, 3.24s, 2009                                      3,329          3,362,290
    Vanderbilt Mortgage & Finance, Inc., 5.17s, 2014                               1,590          1,649,431
    WFS Financial Owner Trust, 2.39s, 2007                                         4,910          4,884,605
                                                                                               ------------
                                                                                               $129,961,393
-----------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.3%
    Raytheon Co., 5.7s, 2003                                                     $ 2,458       $  2,508,895
-----------------------------------------------------------------------------------------------------------
  Energy - Independent - 0.5%
    Ocean Energy, Inc., 7.625s, 2005                                             $   850       $    941,768
    Ocean Energy, Inc., 4.375s, 2007                                               1,155          1,167,428
    Seagull Energy Corp., 7.875s, 2003                                             1,880          1,887,050
                                                                                               ------------
                                                                                               $  3,996,246
-----------------------------------------------------------------------------------------------------------
  Energy - Integrated - 1.7%
    Amerada Hess Corp., 5.9s, 2006                                               $ 3,800       $  4,058,096
    Conoco Funding Co., 5.45s, 2006                                                3,240          3,465,429
    Phillips Petroleum Co., 8.5s, 2005                                             5,000          5,691,555
                                                                                               ------------
                                                                                               $ 13,215,080
-----------------------------------------------------------------------------------------------------------
  Entertainment - 1.5%
    AOL Time Warner Entertainment Co., 7.975s, 2004                              $ 3,970       $  4,032,333
    News America Holdings, Inc., 8.5s, 2005                                        3,265          3,451,859
    Viacom, Inc., 7.75s, 2005                                                      2,560          2,837,282
    Walt Disney Co., 6.75s, 2006                                                   1,090          1,168,471
                                                                                               ------------
                                                                                               $ 11,489,945
-----------------------------------------------------------------------------------------------------------
  Finance - 1.5%
    Boeing Capital Corp., 5.75s, 2007                                            $ 4,250       $  4,387,534
    Ford Motor Credit Co., 5.75s, 2004                                             3,895          3,807,012
    General Motors Acceptance Corp., 5.36s, 2004                                   3,641          3,633,401
                                                                                               ------------
                                                                                               $ 11,827,947
-----------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.3%
    Countrywide Home Loans, Inc., 6.85s, 2004                                    $ 4,807       $  5,074,380
    Countrywide Home Loans, Inc., 5.5s, 2006                                         850            883,179
    General Electric Capital Corp., 5s, 2007                                       3,676          3,853,588
    General Motors Acceptance Corp., 6.125s, 2006                                  3,575          3,436,869
    Goldman Sachs Group, Inc., 7.625s, 2005                                        4,035          4,506,010
    Grand Metro Investment Corp., 7.125s, 2004                                     2,923          3,178,388
    Hartford Financial Services Group, Inc., 4.7s, 2007#                           1,750          1,786,566
    Household Finance Corp., 8s, 2005                                              3,020          2,839,594
                                                                                               ------------
                                                                                               $ 25,558,574
-----------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.8%
    General Mills, Inc., 5.125s, 2007                                            $ 5,000       $  5,250,945
    Kellogg Co., 6s, 2006                                                          2,430          2,644,652
    Kraft Foods, Inc., 4.625s, 2006                                                2,870          2,999,494
    Tyson Foods, Inc., 6.625s, 2004                                                2,536          2,679,857
                                                                                               ------------
                                                                                               $ 13,574,948
-----------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.7%
    Weyerhaeuser Co., 5.5s, 2005#                                                $ 4,865       $  5,050,167
-----------------------------------------------------------------------------------------------------------
  Gaming - 0.2%
    MGM Grand, Inc., 6.95s, 2005                                                 $ 1,250       $  1,274,959
-----------------------------------------------------------------------------------------------------------
  Insurance - 0.6%
    AIG SunAmerica, 7.4s, 2003#                                                  $ 1,500       $  1,541,999
    AIG SunAmerica, 7.6s, 2005#                                                      400            449,142
    AIG SunAmerica, 5.85s, 2006#                                                   2,615          2,818,060
                                                                                               ------------
                                                                                               $  4,809,201
-----------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Ingersoll Rand Co., 5.75s, 2003                                              $ 4,040       $  4,078,715
-----------------------------------------------------------------------------------------------------------
  Media - Cable - 0.7%
    TCI Communications, Inc., 6.375s, 2003                                       $ 5,270       $  5,248,551
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                             520            518,650
                                                                                               ------------
                                                                                               $  5,767,201
-----------------------------------------------------------------------------------------------------------
  Medical & Health Products - 0.6%
    Wyeth, 5.875s, 2004                                                          $ 4,335       $  4,472,675
-----------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.8%
    HCA Healthcare Co., 7.125s, 2006                                             $ 3,875       $  4,072,609
    Tenet Healthcare Corp., 5.375s, 2006                                           1,790          1,861,788
                                                                                               ------------
                                                                                               $  5,934,397
-----------------------------------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.6%
    Kinder Morgan Energy Partners, 5.35s, 2007#                                  $ 4,380       $  4,500,270
-----------------------------------------------------------------------------------------------------------
  Oils - 0.3%
    Valero Energy Corp., 6.125s, 2007                                            $ 2,065       $  2,062,780
-----------------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    WMX Technologies, Inc., 6.375s, 2003                                         $ 3,341       $  3,356,893
-----------------------------------------------------------------------------------------------------------
  Railroads - 0.6%
    Union Pacific Corp., 6.34s, 2003                                             $ 3,350       $  3,483,464
    Union Pacific Corp., 5.84s, 2004                                                 800            841,350
                                                                                               ------------
                                                                                               $  4,324,814
-----------------------------------------------------------------------------------------------------------
  Real Estate - 1.6%
    EOP Operating Limited Partnership L.P., 7.375s, 2003                         $ 3,628       $  3,778,370
    EOP Operating Limited Partnership L.P., 7.75s, 2007                            1,945          2,205,358
    Simon Debartolo Group L.P., 6.75s, 2004                                        2,193          2,317,117
    Vornado Reality Trust, 5.625s, 2007                                            3,965          4,058,471
                                                                                               ------------
                                                                                               $ 12,359,316
-----------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Golden Funding Corp., 2.323s, 2005                                           $ 2,500       $  2,500,323
-----------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 0.6%
    Verizon Wireless Capital LLC, 5.375s, 2006#                                  $ 4,462       $  4,405,556
-----------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.6%
    Citizens Communications Co., 8.5s, 2006                                      $ 3,256       $  3,288,560
    GTE Corp., 9.1s, 2003                                                          4,535          4,672,723
    Sprint Capital Corp., 7.125s, 2006                                             2,164          1,857,589
    United Telecommunications Co., 9.5s, 2003                                      2,566          2,553,329
                                                                                               ------------
                                                                                               $ 12,372,201
-----------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 23.3%
    Aid to Israel, 6.625s, 2003                                                  $ 3,000       $  3,107,358
    Federal Home Loan Mortgage Corp., 4.25s, 2005                                  5,700          5,987,172
    Federal Home Loan Mortgage Corp., 4.875s, 2004                                13,450         14,062,244
    Federal Home Loan Mortgage Corp., 5s, 2021                                     2,933          3,025,821
    Federal Home Loan Mortgage Corp., 5.5s, 2014 - 2032(S)                        10,559         10,972,715
    Federal Home Loan Mortgage Corp., 6s, 2017                                     6,149          6,404,658
    Federal Home Loan Mortgage Corp., 6.375s, 2003                                 3,000          3,149,970
    Federal Home Loan Mortgage Corp., 7s, 2005                                    14,925         16,765,849
    Federal National Mortgage Assn., 4.08s, 2031                                   2,958          3,017,160
    Federal National Mortgage Assn., 4.25s, 2009                                   2,000          2,030,220
    Federal National Mortgage Assn., 5.5s, 2016 - 2017                            16,484         17,214,005
    Federal National Mortgage Assn., 6s, 2017(S)                                  17,601         18,343,191
    Federal National Mortgage Assn., 6.023s, 2011                                    453            472,593
    Federal National Mortgage Assn., 6.5s, 2004 - 2017                            26,711         28,671,322
    Federal National Mortgage Assn., 6.75s, 2003                                   3,301          3,297,925
    Federal National Mortgage Assn., 7s, 2015                                      2,204          2,334,362
    Federal National Mortgage Assn., 7.085s, 2006                                  1,755          1,957,485
    Federal National Mortgage Assn., 7.125s, 2005                                 16,500         18,348,660
    Federal National Mortgage Assn., 7.29s, 2006                                   1,799          2,010,293
    Federal National Mortgage Assn., 7.355s, 2006                                  1,547          1,733,872
    Federal National Mortgage Assn., 7.5s, 2015                                    2,015          2,143,471
    Government National Mortgage Assn., 5.204s, 2014                               1,578          1,664,482
    Government National Mortgage Assn., 5.481s, 2015                               2,534          2,670,708
    Government National Mortgage Assn., 7s, 2009 - 2010                               18             19,422
    Government National Mortgage Assn., 7.5s, 2007 - 2011                          1,791          1,928,654
    Government National Mortgage Assn., 8.5s, 2003 - 2009                          1,170          1,286,527
    Government National Mortgage Assn., 12.5s, 2011                                  144            171,157
    U.S. Veteran Affairs Department, 6s, 2021                                      3,300          3,462,422
    U.S. Veteran Affairs Department, 6.5s, 2032                                    2,832          2,859,848
                                                                                               ------------
                                                                                               $179,113,566
-----------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 6.9%
    U. S. Treasury Bonds, 11.125s, 2003                                          $ 6,000       $  6,456,564
    U.S. Treasury Notes, 7.25s, 2004                                              11,950         12,987,858
    U.S. Treasury Notes, 6.5s, 2005##                                             12,212         13,688,284
    U.S. Treasury Notes, 6.75s, 2005                                              18,000         20,137,500
                                                                                               ------------
                                                                                               $ 53,270,206
-----------------------------------------------------------------------------------------------------------
  Utilities - Electric - 5.5%
    Baltimore Gas & Electric Co., 6.75s, 2002                                    $ 3,264       $  3,279,400
    Dominion Resources, Inc., 7.6s, 2003                                           3,878          3,976,967
    DTE Energy Co., 6s, 2004                                                       4,507          4,701,702
    Edison Mission Energy Funding Corp., 6.77s, 2003#                                503            485,491
    Entergy Mississippi, Inc., 6.2s, 2004                                          1,603          1,668,095
    Midamerican Energy Holdings Co., 4.625s, 2007                                  2,765          2,732,094
    Niagara Mohawk Power Corp., 5.375s, 2004                                       3,346          3,474,854
    NiSource Finance Corp., 5.75s, 2003                                            1,795          1,735,205
    Northwestern Corp., 7.875s, 2007#                                              1,150            853,625
    Oncor Electric Delivery Co., 5s, 2007#                                         2,730          2,571,136
    Progress Energy, Inc., 6.05s, 2007                                             2,585          2,616,640
    PSE&G Power LLC, 6.875s, 2006                                                  4,970          4,622,100
    Toledo Edison Co., 7.875s, 2004                                                2,800          2,946,961
    Virginia Electric & Power Corp., 5.375s, 2007                                  1,250          1,315,050
    Wisconsin Energy Corp., 5.875s, 2006                                           4,669          5,055,640
                                                                                               ------------
                                                                                               $ 42,034,960
-----------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    Keyspan Corp., 6.15s, 2006                                                   $ 3,700       $  3,996,366
-----------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                               $655,075,558
-----------------------------------------------------------------------------------------------------------

Foreign Bonds - 11.8%
  Australia - 0.1%
    Medallion Trust, 1.994s, 2031 (Corporate Asset-Backed)                       $   934       $    934,469
-----------------------------------------------------------------------------------------------------------
  Austria
    Oesterreich Kontrollbank, 5.5s, 2006 (Banks & Credit Cos.)                   $   220       $    235,766
-----------------------------------------------------------------------------------------------------------
  Canada - 3.5%
    New Brunswick Province Canada, 3.5s, 2007 (Sovereign)                        $ 4,820       $  4,856,521
    Province of British Columbia, 4.625s, 2006 (Sovereign)                         1,500          1,587,410
    Province of Manitoba, 4.25s, 2006 (Sovereign)                                  1,000          1,043,629
    Province of Ontario, 7.375s, 2003 (Sovereign)                                  7,580          7,680,375
    Province of Ontario, 7s, 2005 (Sovereign)                                        800            893,291
    Province of Ontario, 6s, 2006 (Sovereign)                                      5,750          6,261,698
    Province of Quebec, 8.8s, 2003 (Sovereign)                                     4,136          4,268,960
                                                                                               ------------
                                                                                               $ 26,591,884
-----------------------------------------------------------------------------------------------------------
  Chile - 0.4%
    Empresa Elec Guacolda S.A., 7.95s, 2003 (Utilities - Electric)#              $ 1,500       $  1,355,842
    Enersis S.A., 6.6s, 2026 (Utilities - Electric)                                1,735          1,603,161
                                                                                               ------------
                                                                                               $  2,959,003
-----------------------------------------------------------------------------------------------------------
  France - 1.4%
    France Telecom S.A., 7.2s, 2006 (Telecom - Wireline)                         $ 3,141       $  3,364,994
    Socgen Real Estate Co., 7.64s, 2049 (Banks & Credit Cos.)#                     3,905          4,227,983
    Societe Generale, 9.875s, 2003 (Banks & Credit Cos.)                           2,913          3,073,337
                                                                                               ------------
                                                                                               $ 10,666,314
-----------------------------------------------------------------------------------------------------------
  Germany - 2.5%
    KFW International Finance, Inc., 9.4s, 2004 (Financial
      Institutions)                                                              $ 1,675       $  1,862,896
    KFW International Finance, Inc., 2.5s, 2005 (Financial
      Institutions)                                                                7,500          7,498,418
    KFW International Finance, Inc., 4.25s, 2005 (Financial
      Institutions)                                                                  225            235,067
    KFW International Finance, Inc., 4.75s, 2007 (Financial
      Institutions)                                                                2,000          2,113,620
    Landesbank Baden Wurttemberg, 7.875s, 2004 (Banks &
      Credit Cos.)                                                                 4,945          5,329,944
    Landesbank Baden Wurttemberg, 5.125s, 2007 (Banks &
      Credit Cos.)                                                                 1,000          1,073,446
    Landwirtschaft Rentenbank, 4.5s, 2006 (Banks & Credit Cos.)                    1,000          1,051,943
                                                                                               ------------
                                                                                               $ 19,165,334
-----------------------------------------------------------------------------------------------------------
  Iceland - 0.3%
    Republic of Iceland, 6.125s, 2004 (Sovereign)                                $ 1,942       $  2,035,210
-----------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    BBVA Bancomer, 10.5s, 2011 (Banks & Credit Cos.)#                            $ 2,443       $  2,662,870
-----------------------------------------------------------------------------------------------------------
  New Zealand - 0.3%
    New Zealand Government, 10.625s, 2005 (Sovereign)                            $ 2,146       $  2,631,324
-----------------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)#                     $ 4,839       $  4,947,249
-----------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)#                             $ 1,088       $  1,281,032
-----------------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Spintab AB, 6.8s, 2049 (Banks & Credit Cos.)#                                $ 2,820       $  2,830,355
-----------------------------------------------------------------------------------------------------------
  United Kingdom - 1.8%
    British Telecom, 3.121s, 2003 (Telecom - Wireline)                           $ 3,453       $  3,454,205
    Hanson PLC, 7.375s, 2003 (Building Materials)                                  2,053          2,072,302
    Rolls Royce Capital, 7.125s, 2003 (Aerospace)                                  3,125          3,224,709
    Royal Bank of Scotland, 8.817s, 2049 (Banks & Credit Cos.)                     4,540          5,100,904
                                                                                               ------------
                                                                                               $ 13,852,120
-----------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                            $ 90,792,930
-----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $732,815,847)                                                    $745,868,488
-----------------------------------------------------------------------------------------------------------
Repurchase Agreement - 5.1%
-----------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 10/31/02, due 11/01/02, total to be
      received $39,055,061 (secured by various U.S. Treasury and
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                    $39,053       $ 39,053,000
-----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $771,868,847)                                              $784,921,488
Other Assets, Less Liabilities - (2.1)%                                                         (16,142,196)
-----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                            $768,779,292
-----------------------------------------------------------------------------------------------------------
  # SEC Rule 144A restriction.
 ## Security segregated as collateral for an open future contract.
(S) When-issued security. At October 31, 2002, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------
OCTOBER 31, 2002
---------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $771,868,847)                    $784,921,488
  Cash                                                                              994
  Receivable for investments sold                                             2,182,399
  Receivable for fund shares sold                                             8,803,159
  Interest receivable                                                         9,566,198
  Other assets                                                                    2,282
                                                                           ------------
      Total assets                                                         $805,476,520
                                                                           ------------
Liabilities:
  Distributions payable                                                    $  2,886,937
  Payable for daily variation margin on open future contracts                    22,031
  Payable for fund shares reacquired                                          2,330,538
  Payable for investments purchased                                          13,640,856
  Payable for when-issued investments purchased                              17,624,566
  Payable to affiliates -
    Management fee                                                                7,343
    Shareholder servicing agent fee                                               2,098
    Distribution and service fee                                                 28,510
  Accrued expenses and other liabilities                                        154,349
                                                                           ------------
      Total liabilities                                                    $ 36,697,228
                                                                           ------------
Net assets                                                                 $768,779,292
                                                                           ============
Net assets consist of:
  Paid-in capital                                                          $786,363,681
  Unrealized appreciation on investments                                     12,865,360
  Accumulated net realized loss on investments                              (26,522,170)
  Accumulated distributions in excess of net investment income               (3,927,579)
                                                                           ------------
      Total                                                                $768,779,292
                                                                           ============
Shares of beneficial interest outstanding                                   112,820,000
                                                                            ===========
Class A shares:
  Net asset value per share
    (net assets of $413,672,677 / 60,626,354 shares of beneficial
     interest outstanding)                                                     $6.82
                                                                               =====
  Offering price per share (100 / 97.5 of net asset value per share)           $6.99
                                                                               =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $206,689,181 / 30,415,516 shares of beneficial
     interest outstanding)                                                     $6.80
                                                                               =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $139,793,348 / 20,509,786 shares of beneficial
     interest outstanding)                                                     $6.82
                                                                               =====
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $8,146,278 / 1,198,146 shares of beneficial interest
     outstanding)                                                              $6.80
                                                                               =====
Class 529A shares:
  Net asset value per share
    (net assets of $173,678 / 25,442 shares of beneficial interest
     outstanding)                                                              $6.83
                                                                               =====
  Offering price per share (100 / 97.5 of net asset value per share)           $7.01
                                                                               =====
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $258,814 / 38,110 shares of beneficial interest
     outstanding)                                                              $6.79
                                                                               =====
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $45,316 / 6,646 shares of beneficial interest
     outstanding)                                                              $6.82
                                                                               =====

On sales of $50,000 or more, the offering price of Class A, and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529A Class 529B, and
Class 529C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2002
------------------------------------------------------------------------------

Net investment income:
  Interest income                                                $ 15,578,381
                                                                 ------------
  Expenses -
    Management fee                                               $  1,274,309
    Trustees" compensation                                             36,684
    Shareholder servicing agent fee                                   318,673
    Distribution and service fee (Class A)                            271,149
    Distribution and service fee (Class B)                            766,142
    Distribution and service fee (Class C)                            534,967
    Distribution and service fee (Class 529A)                              56
    Distribution and service fee (Class 529B)                             266
    Distribution and service fee (Class 529C)                              51
    Program manager fee (Class 529A)                                       40
    Program manager fee (Class 529B)                                       66
    Program manager fee (Class 529C)                                       13
    Administrative fee                                                 19,627
    Custodian fee                                                     139,298
    Printing                                                           10,620
    Postage                                                            22,369
    Auditing fees                                                      15,400
    Miscellaneous                                                     253,850
                                                                 ------------
      Total expenses                                             $  3,663,580
    Fees paid indirectly                                              (10,184)
    Reduction of expenses by investment adviser                      (158,955)
                                                                 ------------
      Net expenses                                               $  3,494,441
                                                                 ------------
        Net investment income                                    $ 12,083,940
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                      $ (6,075,177)
    Futures contracts                                                (430,924)
                                                                 ------------
        Net realized loss on investments                         $ (6,506,101)
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                  $  8,256,600
    Futures contracts                                                (113,924)
                                                                 ------------
          Net unrealized gain on investments                     $  8,142,676
                                                                 ------------
            Net realized and unrealized gain on investments      $  1,636,575
                                                                 ------------
              Increase in net assets from operations             $ 13,720,515
                                                                 ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED
                                                           OCTOBER 31, 2002       YEAR ENDED
                                                                (UNAUDITED)   APRIL 30, 2002
--------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $  12,083,940    $  18,310,643
  Net realized loss on investments                               (6,506,101)      (1,110,043)
  Net unrealized gain on investments                              8,142,676          894,839
                                                              -------------    -------------
      Increase in net assets from operations                  $  13,720,515    $  18,095,439
                                                              -------------    -------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $  (9,362,471)   $ (12,096,901)
  From net investment income (Class B)                           (3,673,529)      (4,238,980)
  From net investment income (Class C)                           (2,309,113)      (1,913,746)
  From net investment income (Class I)                              (79,190)         (61,016)
  From net investment income (Class 529A)                              (789)            --
  From net investment income (Class 529B)                            (1,138)            --
  From net investment income (Class 529C)                              (212)            --
  In excess of net investment income (Class A)                         --         (1,657,719)
  In excess of net investment income (Class B)                         --           (580,896)
  In excess of net investment income (Class C)                         --           (262,253)
  In excess of net investment income (Class I)                         --             (8,361)
                                                              -------------    -------------
      Total distributions declared to shareholders            $ (15,426,442)   $ (20,819,872)
                                                              -------------    -------------
Net increase in net assets from fund share transactions       $ 282,328,009    $ 177,060,417
                                                              -------------    -------------
      Total increase in net assets                            $ 280,622,082    $ 174,335,984
Net assets:
  At beginning of period                                        488,157,210      313,821,226
                                                              -------------    -------------
At end of period (including accumulated distributions in
excess of net investment income of $3,927,579 and $585,077,
respectively)                                                 $ 768,779,292    $ 488,157,210
                                                              =============    =============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                            SIX MONTHS ENDED         --------------------------------------------------------------------------
                            OCTOBER 31, 2002              2002              2001             2000            1999          1998
                                 (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                              $ 6.84            $ 6.86            $ 6.66           $ 6.87          $ 6.99        $ 7.04
                                      ------            ------            ------           ------          ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)            $ 0.14            $ 0.34            $ 0.42           $ 0.40          $ 0.43        $ 0.48
  Net realized and unrealized
    gain (loss) on investments          0.02              0.03              0.20            (0.22)          (0.14)        (0.07)
                                      ------            ------            ------           ------          ------        ------
      Total from investment
        operations                    $ 0.16            $ 0.37            $ 0.62           $ 0.18          $ 0.29        $ 0.41
                                      ------            ------            ------           ------          ------        ------
Less distributions declared to shareholders -
  From net investment income          $(0.18)           $(0.34)           $(0.42)          $(0.39)         $(0.41)       $(0.46)
  In excess of net investment
    income                              --               (0.05)            (0.00)+++         --              --            --
                                      ------            ------            ------           ------          ------        ------
      Total distributions
        declared to
        shareholders                  $(0.18)           $(0.39)           $(0.42)          $(0.39)         $(0.41)       $(0.46)
                                      ------            ------            ------           ------          ------        ------
Net asset value - end of period       $ 6.82            $ 6.84            $ 6.86           $ 6.66          $ 6.87        $ 6.99
                                      ======            ======            ======           ======          ======        ======
Total return(+)                         2.35%++           5.52%             9.57%            2.71%           4.26%         5.97%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                          0.76%+            0.80%             0.82%            0.86%           0.84%         0.89%
    Net investment income(S)(S)         4.15%+            5.02%             6.20%            5.87%           6.14%         6.70%
Portfolio turnover                        27%               53%               58%              74%            278%          288%
Net assets at end of period
  (000 Omitted)                     $413,673          $293,435          $209,687         $115,752        $134,086       $95,342

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

      Net investment income(S)(S)     $ 0.14            $ 0.34            $ 0.42             --              --          $ 0.48
      Ratios (to average net assets):
        Expenses##                      0.81%+            0.85%             0.85%            --              --            0.87%
        Net investment income(S)(S)     4.10%+            4.97%             6.17%            --              --            6.72%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30,
       2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains, and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
      +Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                               OCTOBER 31, 2002              2002             2001            2000           1999          1998
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $ 6.81            $ 6.83           $ 6.64          $ 6.85         $ 6.97        $ 7.03
                                         ------            ------           ------          ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)               $ 0.11            $ 0.29           $ 0.37          $ 0.34         $ 0.38        $ 0.41
  Net realized and unrealized gain
    (loss) on investments                  0.03              0.03             0.19           (0.21)         (0.14)        (0.07)
                                         ------            ------           ------          ------         ------        ------
      Total from investment
        operations                       $ 0.14            $ 0.32           $ 0.56          $ 0.13         $ 0.24        $ 0.34
                                         ------            ------           ------          ------         ------        ------
Less distributions declared to shareholders -
  From net investment income             $(0.15)           $(0.29)          $(0.37)         $(0.34)        $(0.36)       $(0.40)
  In excess of net investment
    income                                 --               (0.05)           (0.00)+++        --             --            --
                                         ------            ------           ------          ------         ------        ------
      Total distributions declared
        to shareholders                  $(0.15)           $(0.34)          $(0.37)         $(0.34)        $(0.36)       $(0.40)
                                         ------            ------           ------          ------         ------        ------
Net asset value - end of period          $ 6.80            $ 6.81           $ 6.83          $ 6.64         $ 6.85        $ 6.97
                                         ======            ======           ======          ======         ======        ======
Total return                               2.11%++           4.73%            8.61%           1.91%          3.48%         4.98%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                             1.53%+            1.58%            1.59%           1.65%          1.61%         1.70%
    Net investment income(S)(S)            3.38%+            4.25%            5.41%           5.09%          5.33%         5.80%
Portfolio turnover                           27%               53%              58%             74%           278%          288%
Net assets at end of period
  (000 Omitted)                        $206,689          $120,535          $77,012         $45,214        $52,883       $39,229

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income(S)(S)        $ 0.11            $ 0.29           $ 0.37            --             --          $ 0.41
      Ratios (to average net assets):
        Expenses##                         1.58%+            1.63%            1.63%           --             --            1.68%
        Net investment income(S)(S)        3.33%+            4.20%            5.37%           --             --            5.82%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30,
       2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains, and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                               OCTOBER 31, 2002              2002             2001            2000           1999          1998
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $ 6.83            $ 6.85           $ 6.66          $ 6.86         $ 6.99        $ 7.05
                                         ------            ------           ------          ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)               $ 0.11            $ 0.28           $ 0.36          $ 0.34         $ 0.36        $ 0.41
  Net realized and unrealized gain
    (loss) on investments                  0.03              0.03             0.19           (0.21)         (0.14)        (0.07)
                                         ------            ------           ------          ------         ------        ------
      Total from investment
        operations                       $ 0.14            $ 0.31           $ 0.55          $ 0.13         $ 0.22        $ 0.34
                                         ------            ------           ------          ------         ------        ------
Less distributions declared to shareholders -
  From net investment income             $(0.15)           $(0.28)          $(0.36)         $(0.33)        $(0.35)       $(0.40)
  In excess of net investment
    income                                 --               (0.05)           (0.00)+++        --             --            --
                                         ------            ------           ------          ------         ------        ------
      Total distributions declared
        to shareholders                  $(0.15)           $(0.33)          $(0.36)         $(0.33)        $(0.35)       $(0.40)
                                         ------            ------           ------          ------         ------        ------
Net asset value - end of period          $ 6.82            $ 6.83           $ 6.85          $ 6.66         $ 6.86        $ 6.99
                                         ======            ======           ======          ======         ======        ======
Total return                               2.06%++           4.64%            8.50%           1.99%          3.23%         4.94%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                             1.61%+            1.65%            1.67%           1.71%          1.69%         1.74%
    Net investment income(S)(S)            3.27%+            4.12%            5.33%           5.03%          5.19%         5.76%
Portfolio turnover                           27%               53%              58%             74%           278%          288%
Net assets at end of period
  (000 Omitted)                        $139,793           $72,888          $26,233         $22,825        $24,228       $20,131

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income(S)(S)        $ 0.11            $ 0.27           $ 0.36            --             --          $ 0.41
      Ratios (to average net assets):
        Expenses##                         1.66%+            1.70%            1.70%           --             --            1.72%
        Net investment income(S)(S)        3.22%+            4.07%            5.30%           --             --            5.78%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30,
       2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains, and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                               SIX MONTHS ENDED         -----------------------------------------------------------------------
                               OCTOBER 31, 2002              2002             2001            2000           1999          1998
                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                        CLASS I
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                 $ 6.82            $ 6.84           $ 6.65          $ 6.85         $ 6.98        $ 7.04
                                         ------            ------           ------          ------         ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)               $ 0.13            $ 0.35           $ 0.42          $ 0.42         $ 0.43        $ 0.48
  Net realized and unrealized gain
    (loss) on investments                  0.03              0.03             0.20           (0.22)         (0.14)        (0.07)
                                         ------            ------           ------          ------         ------        ------
      Total from investment
        operations                       $ 0.16            $ 0.38           $ 0.62          $ 0.20         $ 0.29        $ 0.41
                                         ------            ------           ------          ------         ------        ------
Less distributions declared to shareholders -
  From net investment income             $(0.18)           $(0.35)          $(0.43)         $(0.40)        $(0.42)       $(0.47)
  In excess of net investment income       --               (0.05)           (0.00)+++        --             --            --
                                         ------            ------           ------          ------         ------        ------

      Total distributions declared
        to shareholders                  $(0.18)           $(0.40)          $(0.43)         $(0.40)        $(0.42)       $(0.47)
                                         ------            ------           ------          ------         ------        ------
Net asset value - end of period          $ 6.80            $ 6.82           $ 6.84          $ 6.65         $ 6.85        $ 6.98
                                         ======            ======           ======          ======         ======        ======
Total return                               2.43%++           5.70%            9.60%           3.02%          4.28%         5.98%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                             0.61%+            0.65%            0.67%           0.71%          0.69%         0.74%
    Net investment income(S)(S)            4.21%+            5.17%            6.32%           6.00%          6.21%         6.75%
Portfolio turnover                           27%               53%              58%             74%           278%          288%
Net assets at end of period
  (000 Omitted)                          $8,146            $1,299             $888            $684         $1,459        $1,466

(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income(S)(S)        $ 0.13            $ 0.35           $ 0.42            --             --          $ 0.49
      Ratios (to average net assets):
        Expenses##                         0.66%+            0.70%            0.70%           --             --            0.72%
        Net investment income(S)(S)        4.16%+            5.12%            6.29%           --             --            6.77%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended April 30,
       2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains, and losses per share by $0.04 and decrease the ratio of net investment income to average net assets by 0.57%. Per share, ratios, and supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------------
                                                                  CLASS                CLASS                CLASS
PERIOD ENDED OCTOBER 31, 2002 (UNAUDITED)*                         529A                 529B                 529C
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                            $ 6.80               $ 6.77               $ 6.79
                                                                 ------               ------               ------
Income from investment operations# -
  Net investment income(S)                                       $ 0.05               $ 0.05               $ 0.04
  Net realized and unrealized loss on investments                  0.06                 0.04                 0.06
                                                                 ------               ------               ------
      Total from investment operations                           $ 0.11               $ 0.09               $ 0.10
                                                                 ------               ------               ------
Less distributions declared to shareholders from net
  investment income                                              $(0.08)              $(0.07)              $(0.07)
                                                                 ------               ------               ------
Net asset value - end of period                                  $ 6.83               $ 6.79               $ 6.82
                                                                 ======               ======               ======
Total return                                                       2.41%++              2.10%++              2.22%++
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                                     1.11%+               1.86%+               1.86%+
    Net investment income                                          3.57%+               3.06%+               2.91%+
Portfolio turnover                                                   27%                  27%                  27%
Net assets at end of period (000 Omitted)                          $174                 $259                  $45

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
      Net investment income                                      $ 0.05               $ 0.05               $ 0.05
      Ratios (to average net assets):
        Expenses##                                                 1.26%+               1.91%+               1.91%+
        Net investment income                                      3.42%+               3.06%+               2.91%+
  *For the period from the inception of Classes 529A, 529B and 529C, July 31, 2002 through October 31, 2002.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Futures Contracts - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify rates the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

The fund may enter in "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date. Although the unit price has been established, the principal value has not been finalized. However, the principal amount of the commitments will not fluctuate more than 1.0%. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuations" above.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended April 30,2002 and April 30, 2001 were as follows:

                                             APRIL 30, 2002      APRIL 30, 2001
-------------------------------------------------------------------------------
Distributions declared from ordinary income     $20,819,872         $16,425,181

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

          Undistributed ordinary income                $  1,432,292
          Capital loss carryforward                     (14,488,782)
          Unrealized gain                                 1,337,002
          Other temporary differences                    (4,158,974)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.
EXPIRATION DATE                                              AMOUNT
-------------------------------------------------------------------
April 30, 2003                                         $(3,619,464)
April 30, 2005                                          (2,906,238)*
April 30, 2006                                          (1,767,089)*
April 30, 2007                                          (4,524,994)*
April 30, 2008                                          (4,772,473)*
April 30, 2009                                          (2,874,797)
                                                      -------------
  Total                                               $(20,465,055)
                                                      ============

* Includes amounts associated with the May 19, 2000 acquisition of MFS Intermediate Income Fund. The total capital loss carryforward related to the acquisiton was $5,976,273.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Included in Trustees compensation is a pension expense of $4,775 for inactive Trustees for the six months ended October 31, 2002.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $75,036 and $477 for the six months ended October 31, 2002, as its portion of the sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class 529A, Class 529B and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                      CLASS A  CLASS B  CLASS C CLASS 529A CLASS 529B CLASS 529C
--------------------------------------------------------------------------------
Distribution Fee        0.10%    0.75%    0.75%      0.25%      0.75%      0.75%
Service Fee             0.25%    0.25%    0.25%      0.25%      0.25%      0.25%
                        -----    -----    -----      -----      -----      -----
Total Distribution
Plan                    0.35%    1.00%    1.00%      0.50%      1.00%      1.00%
                        =====    =====    =====      =====      =====      =====

Payment of the Class A dealer and distribution fees, which are each 0.10% per annum, and the remaining 0.15% per annum Class 529A distribution fee will be implemented on such dates as the Trustees of the Trust may determine.

Except in the case of the 0.25% per annum Class B and Class 529B service fees paid upon the sale of Class B and Class 529B shares in the first year, the Class B and Class 529B service fee is 0.15% per annum and may increase to a maximum of 0.25% per annum on such dates as the Trustees of the trust may determine.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended October 31, 2002, amounted to:

                      CLASS A  CLASS B  CLASS C CLASS 529A CLASS 529B CLASS 529C
--------------------------------------------------------------------------------
Service Fee Retained
  by MFD               $7,758     $262     $327         $1         $0         $0

Fees incurred under the distribution plan during the six months ended October 31, 2002, were as follows:

                      CLASS A  CLASS B  CLASS C CLASS 529A CLASS 529B CLASS 529C
--------------------------------------------------------------------------------
Total Distribution
  Plan                  0.15%    0.92%    1.00%      0.35%      1.00%      1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2002, were as follows:

                      CLASS A  CLASS B  CLASS C CLASS 529B CLASS 529C
--------------------------------------------------------------------------------
Contingent Deferred
  Sales Charges
  Imposed             $24,068 $227,475  $30,036         --         --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.25% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.15% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                 PURCHASES               SALES
------------------------------------------------------------------------------
U.S. government securities                    $240,305,333        $ 57,093,037
                                               -----------         -----------
Investments (non-U.S. government securities)  $199,478,995        $105,038,306
                                               -----------         -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $775,327,886
                                                                 ------------
Gross unrealized appreciation                                    $ 14,674,425
Gross unrealized depreciation                                      (5,080,823)
                                                                 ------------
    Net unrealized appreciation                                  $  9,593,602
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                        SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                                        ---------------------------------              ----------------------------
                                                   SHARES              AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                    26,842,284    $183,348,673                27,502,162    $189,860,525
Shares issued to shareholders
  in reinvestment of
  distributions                                   925,441       6,328,130                 1,421,864       9,826,145
Shares reacquired                             (10,036,611)    (68,500,125)              (16,599,074)   (114,565,192)
                                             ------------    ------------              ------------    ------------
    Net increase                               17,731,114    $121,176,678                12,324,952    $ 85,121,478
                                             ============    ============              ============    ============

Class B shares
                                        SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                                        ---------------------------------              ----------------------------
                                                   SHARES              AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                    16,567,937    $112,743,436                12,593,229    $ 86,746,812
Shares issued to shareholders
  in reinvestment of
  distributions                                   368,926       2,512,270                   472,179       3,251,324
Shares reacquired                              (4,213,944)    (28,632,645)               (6,644,490)    (45,711,107)
                                             ------------    ------------              ------------    ------------
    Net increase                               12,722,919    $ 86,623,061                 6,420,918    $ 44,287,029
                                             ============    ============              ============    ============

Class C shares
                                        SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                                        ---------------------------------              ----------------------------
                                                   SHARES              AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                                    12,666,187    $ 86,431,925                10,930,233    $ 75,441,901
Shares issued to shareholders
  in reinvestment of
  distributions                                   161,046       1,099,897                   159,372       1,100,803
Shares reacquired                              (2,984,088)    (20,330,553)               (4,250,869)    (29,306,019)
                                             ------------    ------------              ------------    ------------
    Net increase                                9,843,145    $ 67,201,269                 6,838,736    $ 47,236,685
                                             ============    ============              ============    ============
Class I shares
                                        SIX MONTHS ENDED OCTOBER 31, 2002                 YEAR ENDED APRIL 30, 2002
                                        ---------------------------------              ----------------------------
                                                   SHARES              AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------------------

Shares sold                                     1,051,132    $  7,144,006                   174,956    $  1,211,619
Shares issued to shareholders
  in reinvestment of
  distributions                                     8,080          55,058                     9,012          62,173
Shares reacquired                                 (51,574)       (350,518)                 (123,350)       (858,567)
                                             ------------    ------------              ------------    ------------
    Net increase                                1,007,638    $  6,848,546                    60,618    $    415,225
                                             ============    ============              ============    ============

Class 529A shares
                                           PERIOD ENDED OCTOBER 31, 2002*
                                           ------------------------------
Shares sold                                        25,421    $    174,081
Shares issued to shareholders
  in reinvestment of
  distributions                                        21             144
Shares reacquired                                    --              --
                                             ------------    ------------
    Net increase                                   25,442    $    174,225
                                             ============    ============

Class 529B shares
                                           PERIOD ENDED OCTOBER 31, 2002*
                                           ------------------------------
Shares sold                                        39,509    $    268,457
Shares issued to shareholders
  in reinvestment of
  distributions                                        72             492
Shares reacquired                                  (1,471)         (9,996)
                                             ------------    ------------
    Net increase (decrease)                        38,110    $    258,953
                                             ============    ============

Class 529C shares
                                           PERIOD ENDED OCTOBER 31, 2002*
                                           ------------------------------
Shares sold                                         6,634    $     45,197
Shares issued to shareholders
  in reinvestment of
  distributions                                        12              80
Shares reacquired                                    --              --
                                             ------------    ------------
    Net increase                                    6,646    $     45,277
                                             ============    ============

* For the period from the inception of Classes 529A, 529B and 529C, July 31, 2002 through October 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended, was $415. The fund had no borrowings during the six months ended October 31, 2002.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts

                                                                    UNREALIZED
DESCRIPTION                    EXPIRATION  CONTRACTS     POSITION DEPRECIATION
--------------------------------------------------------------------------------
U.S. Treasury 2 Year
Futures                     December 2002         50        Short   $(109,375)
U.S. Treasury 5 Year
Futures                     December 2002         40        Short     (77,906)
                                                                    ---------
                                                                    $(187,281)
                                                                    =========

At October 31, 2002 the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

MFS(R) LIMITED MATURITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since August 2000);
UAM Fund Services, Senior Vice President
(prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                         INVESTOR SERVICE
Massachusetts Financial Services Company   MFS Service Center, Inc.
500 Boylston Street                        P.O. Box 2281
Boston, MA 02116-3741                      Boston, MA 02107-9906

DISTRIBUTOR                                For general information, call toll free:
MFS Fund Distributors, Inc.                1-800-225-2606 any business day
500 Boylston Street                        from 8 a.m. to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                           For service to speech- or hearing- impaired
PORTFOLIO MANAGER                          individuals, call toll free: 1-800-637-6576
James J. Calmas+                           any business day from 9 a.m. to 5 p.m.
                                           Eastern time. (To use this service, your
CUSTODIANS                                 phone must be equipped with a
State Street Bank and Trust Company        Telecommunications Device for the Deaf).
225 Franklin Street, Boston, MA 02110
                                           For share prices, account balances, exchanges
The Chase Manhattan Bank                   or stock and bond outlooks, call toll free:
One Chase Manhattan Plaza                  1-800-MFS-TALK (1-800-637-8255) anytime
New York, NY 10081                         from a touch-tone telephone.

INVESTOR INFORMATION                       WORLD WIDE WEB
                                           www.mfs.com
For information on MFS mutual funds,
call your investment professional or,
for an  information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

+ MFS Investment Management

MFS(R) LIMITED MATURITY FUND                                 -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MLM-3  12/02 50.1M